As filed with the Securities and Exchange Commission on November 1, 2024

Registration No. 333-282803

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form S-1

(Amendment No. 1)

REGISTRATION STATEMENT

Under

The Securities Act of 1933

EON Resources Inc.

(Exact name of Registrant as specified in its charter)

Delaware	1311	85-4359124
(State or other jurisdiction of	(Primary Standard Industrial	(IRS Employer
incorporation or organization)	Classification Code Number)	Identification No.)

3730 Kirby Drive, Suite 1200

Houston, TX

(713) 834-1145

(Address, including zip code, and telephone number, including area code, of Registrant’s principal executive offices)

Dante Caravaggio

Chief Executive Officer

3730 Kirby Drive, Suite 1200

Houston, TX

(713) 834-1145

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Please send copies of all communications to:

Matthew Ogurick, Esq.

Pryor Cashman LLP

7 Times Square

New York, New York 10036

(212) 421-4100

Approximate date of commencement of proposed sale to the public:

As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act, check the following box: ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, a smaller reporting company or an emerging growth company. See the definitions of “large accelerated filer”, “accelerated filer” and “smaller reporting company” in Rule 12b-2 of the Exchange Act.

Large accelerated filer	☐	Accelerated filer	☐
Non-accelerated filer	☒	Smaller reporting company	☒
		Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of the Securities Act. ☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until the Registration Statement shall become effective on such date as the Commission acting pursuant to said Section 8(a) may determine.

EXPLANATORY NOTE

EON Resources Inc. (the “Company”) is filing this Amendment No. 1 (this “Amendment”) to its Registration Statement on Form S-1 (File No. 333-282803) (the “Registration Statement”) as an exhibits-only filing, solely to re-file Exhibit 5.1 which inadvertently contained a scrivener’s error regarding the aggregate total being registered. Accordingly, this Amendment consists only of the cover page, this explanatory note, Item 16(a) of Part II of the Registration Statement, the signature page to the Registration Statement and the filed exhibits. The remainder of the Registration Statement is unchanged and has therefore been omitted.

PART II — INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits.

(a)	Exhibits.

Exhibit Number	Exhibit Description
2.1	Amended and Restated Membership Interest Purchase Agreement, dated as of August 28, 2023, by and among Buyer, Seller, and Sponsor (filed as Exhibit 2.1 to the Company’s Current Report on form 8-K filed on August 30, 2023 and incorporated herein by reference).
2.2	Amendment No. 1 to the Amended and Restated Membership Interest Purchase Agreement, dated November 15, 2023, by and among Buyer, Seller, and Sponsor (filed as Exhibit 2.2 to the Company’s Current Report on Form 8-K, filed on November 21, 2023 and incorporated herein by reference).
2.3	Letter Agreement between Buyer and Seller Re: Settle Up between Parties, dated November 15, 2023 (filed as Exhibit 2.3 to the Company’s Current Report on Form 8-K filed on November 21, 2023 and incorporated herein by reference).
3.1	Second Amended and Restated Certificate of Incorporation of the Company, filed with the Secretary of State of the State of Delaware (filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on November 21, 2023 and incorporated herein by reference).
3.2	Certificate of Amendment to Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on September 16, 2024 (filed as Exhibit 3.1 to the Company’s Current Report on Form 8-K filed on September 18, 2024, and incorporated herein by reference)
3.3	Amended and Restated Bylaws of the Company, effective September 17, 2024 (filed as Exhibit 3.2 to the Company’s Current Report on Form 8-K filed on September 18, 2024, and incorporated herein by reference)
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company (filed as Exhibit 4.1 to the Company’s Annual Report on Form 10-K filed on April 15, 2022 and incorporated herein by reference).
4.2	Description of Registrant’s Securities (filed as Exhibit 4.2 to the Company’s Annual Report on Form 10-K filed on May 3, 2024 and incorporated herein by reference).
4.3	Warrant issued by EON Resources Inc. to Pryor Cashman LLP, dated October 18, 2024 (filed as Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on October 21, 2024 and incorporated herein by reference).
5.1*	Opinion of Pryor Cashman LLP
10.1	Insider Letter between the Company and each of its executive officers, directors, HNRAC Sponsors LLC and its permitted transferees (incorporated by reference to Exhibit 10.1 to the Annual Report on Form 10-K filed by the Registrant on April 15, 2022).
10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company (incorporated by reference to Exhibit 10.2 to the Annual Report on Form 10-K filed by the Registrant on April 15, 2022).
10.3	Securities Subscription Agreement (founder shares), dated December 24, 2020, between the Company and HNRAC Sponsors LLC (incorporated by reference to Exhibit 10.4 to the Annual Report on Form 10-K filed by the Registrant on April 15, 2022).
10.4	Unit Subscription Agreement between the Company and HNRAC Sponsors LLC (private placement units) (incorporated by reference to Exhibit 10.5 to the Annual Report on Form 10-K filed by the Registrant on April 15, 2022).
10.5	Administrative Services Agreement by and between the Company and HNRAC Sponsors LLC (incorporated by reference to Exhibit 10.7 to the Annual Report on Form 10-K filed by the Registrant on April 15, 2022).
10.6	Services Agreement, dated April 11, 2022, by and between Company and Houston Natural Resources, Inc. (incorporated by reference to Exhibit 10.8 to the Annual Report on Form 10-K filed by the Registrant on April 15, 2022).
10.7	Form of SPAC Stockholder Support Agreement, dated as of December 27, 2022, by and between the Company and SPAC Stockholder (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on January 3, 2023).
10.8	Common Stock Purchase Agreement, dated as of October 17, 2022, by and between the Company and White Lion Capital LLC (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K as filed by the Registrant on October 21, 2022)
10.9	Registration Rights Agreement, dated as of October 17, 2022, by and between the Company and White Lion Capital LLC (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K as filed by the Registrant on October 21, 2022).
10.10	Amended and Restated Limited Liability Company Agreement of HNRA Upstream, LLC by and among HNRA Upstream, LLC, Pogo Royalty, LLC, and the Company, dated November 15, 2023 (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.11†	Senior Secured Term Loan Agreement, dated November 15, 2023, by and among First International Bank & Trust, the Company, HNRA Upstream, LLC, HNRA Partner, Inc., Pogo Resources, LLC, and LH Operating, LLC (incorporated by reference to Exhibit 10.8 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.12	Security Agreement, dated November 15, 2023, by and among First International Bank & Trust, the Company, HNRA Upstream, LLC, HNRA Partner, Inc., Pogo Resources, LLC, and LH Operating, LLC (incorporated by reference to Exhibit 10.9 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.13	Form of Forward Purchase Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on November 3, 2023).
10.14	Form of FPA Funding Amount PIPE Subscription Agreement (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Registrant on November 3, 2023).
10.15	Form of Non-Redemption Agreement (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on November 13, 2023).

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10.16	Form of Exchange Agreement (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Registrant on November 13, 2023).
10.17	Form of Indemnification Agreement (incorporated by reference to Exhibit 10.6 to the Registration Statement on Form S-1 filed by the Registrant on December 28, 2021).
10.18	2023 HNR Acquisition Corp Omnibus Incentive Plan (incorporated by reference to Exhibit 10.11 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.19	Guaranty Agreement, dated as of November 15, 2023 (incorporated by reference to Exhibit 10.10 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.20	Promissory Note, dated November 15, 2023 (incorporated by reference to Exhibit 10.2 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.21	Registration Rights Agreement, dated November 15, 2023 between the Registrant and certain security holders (incorporated by reference to Exhibit 10.3 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.22	Option Agreement, dated as of November 15, 2023 (incorporated by reference to Exhibit 10.4 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.23	Director Nomination and Board Observer Agreement, dated as of November 15, 2023, by and between the Company and CIC Pogo LP, (incorporated by reference to Exhibit 10.5 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.24	Backstop Agreement, dated as of November 15, 2023 (incorporated by reference to Exhibit 10.6 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.25	Founder Pledge Agreement, dated as of November 15, 2023 (incorporated by reference to Exhibit 10.7 to the Current Report on Form 8-K filed by the Registrant on November 21, 2023).
10.26	Satisfaction and Discharge of Indebtedness pursuant to Underwriting Agreement, dated September 7, 2023, by and between the Company and EF Hutton, a division of Benchmark Investments, LLC (incorporated by reference to Exhibit 1.1 to the Current Report on Form 8-K filed by the Registrant on September 13, 2023).
10.27	Executive Employment Agreement, dated January 29, 2024, by and between the Company and Mark Williams (incorporated by reference to Exhibit 10.1 to the Current Report on Form 8-K filed by the Registrant on February 1, 2024).
10.28	Separation and Release Agreement, dated December 17, 2023, by and between the Company and Diego Rojas (incorporated by reference to Exhibit 10.1 on the Current Report on Form 8-K filed by the Registrant on December 20, 2023).
10.29	Executive Employment Agreement, dated December 18, 2023, by and between the Company and Dante Caravaggio (incorporated by reference to Exhibit 10.2 on the Current Report on Form 8-K filed by the Registrant on December 20, 2023).
10.30	Amendment No.1 to the Common Stock Purchase Agreement, dated March 7, 2024, by and between the Company and White Lion Capital, LLC (incorporated by reference to Exhibit 10.1 on the Current Report on Form 8-K filed by the Registrant on March 7, 2024).
10.31	Employment Agreement, dated December 13, 2023, by and between the Company and Mitchell B. Trotter (incorporated by reference to Exhibit 10.31 to the Company’s Registrant Statement on Form S-1/A filed on August 5, 2024).
10.32	Employment Agreement, dated December 13, 2023, by and between the Company and David M. Smith (incorporated by reference to Exhibit 10.32 to the Company’s Registrant Statement on Form S-1/A filed on August 5, 2024).
10.33	Amendment No. 2 to Common Stock Purchase Agreement between the Company and White Lion Capital LLC, dated June 17, 2024 (incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed by the Registrant on June 20, 2024).
16.1	Auditor Letter (incorporated by reference to Exhibit 16.1 to the Annual Report on Form 10-K filed by the Registrant on April 15, 2022).
23.1**	Consent of Marcum LLP regarding financial statements of EON Resources Inc.
23.2*	Consent of Pryor Cashman LLP (included on Exhibit 5.1)
23.3**	Consent of William M. Cobb & Associates, Inc.
99.1	Report of William M. Cobb & Associates, Inc. as of December 31, 2022 (LH Operating, LLC), updated June 30, 2023, which excludes the 10% overriding royalty interest not acquired in the amended transaction (incorporated by reference to Annex E to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the SEC on October 13, 2023).
99.2	Report of William M. Cobb & Associates, Inc, as of December 31, 2022 (LH Operating, LLC), updated June 30, 2023, which includes the 10% overriding royalty interest not acquired in the amended transaction (incorporated by reference to Annex G to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the SEC on October 13, 2023).
99.3	Report of William M. Cobb & Associates, Inc, as of December 31, 2023 (LH Operating, LLC), which excludes the 10% overriding royalty interest not acquired in the amended transaction (incorporated by reference to Exhibit 99.1 to the Annual Report on Form 10-K filed by the Registrant on May 3, 2024).
101.INS**	Inline XBRL Instance Document
101.CAL**	Inline XBRL Taxonomy Extension Calculation Linkbase Document
101.SCH**	Inline XBRL Taxonomy Extension Schema Document
101.DEF**	Inline XBRL Taxonomy Extension Definition Linkbase Document
101.LAB**	Inline XBRL Taxonomy Extension Labels Linkbase Document
101.PRE**	Inline XBRL Taxonomy Extension Presentation Linkbase Document
104**	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101).
107**	Filing Fee Table

*	Filed herewith.

**	Previously filed.

†	Schedules and exhibits to this Exhibit omitted pursuant to Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request.

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SIGNATURES

In accordance with the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it met all the requirements of filing on Form S-1 and authorized this Registration Statement to be signed on its behalf by the undersigned, in Houston, Texas, on November 1, 2024.

EON RESOURCES INC.

By:	/s/ Mitchell B. Trotter
Mitchell B. Trotter
Chief Financial Officer

In accordance with the requirements of the Securities Act of 1933, this Registration Statement was signed by the following persons in the capacities and on the dates stated.

Signature	Title	Date

/s/ Dante Caravaggio	Chief Executive Officer, President and Director	November 1, 2024
Dante Caravaggio	(Principal Executive Officer)

/s/ Mitchell B. Trotter	Chief Financial Officer and Director	November 1, 2024
Mitchell B. Trotter	(Principal Financial and Accounting Officer)

/s/ Byron Blount	Director	November 1, 2024
Byron Blount

/s/ Joseph V. Salvucci, Sr.	Director	November 1, 2024
Joseph V. Salvucci, Sr.
/s/ Joseph V. Salvucci, Jr.	Director	November 1, 2024
Joseph V. Salvucci, Jr.

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